MUNDER MID-CAP CORE GROWTH FUND

Class A, B, C, K, R & Y Shares

Supplement dated October 17, 2005,

To the Prospectus dated October 31, 2004

Investors are advised that the section entitled “Investment Minimums (Class Y Shares) located on Page S-5 of the Shareholder Guide contained in the Prospectus is hereby deleted and replaced in its entirety with the following:

Investment Minimums

(Class Y Shares)

With respect to any Class Y shares account, except as described below, each individual investor in the Fund must purchase the required minimum investment in the Fund selected for his or her Class Y shares account, even if the investment is made through a group or omnibus account. In the case of group or omnibus accounts, the Fund may be limited in its ability to monitor applicable investment minimums, but expects that financial intermediaries investing through group or omnibus accounts will comply with the Fund’s investment requirements (as specified in its then current prospectus) including applicable initial investment minimums for the Fund’s various classes of shares.

Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account. Nevertheless, initial investment minimums do not apply to purchases made through eligible retirement plans or similar group accounts. For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are provided by a financial intermediary to underlying interest holders in the Fund pursuant to a written agreement with the Munder Funds whose terms have been approved by the Fund’s Board of Trustees.

In addition, initial investment minimums do not apply to investments made by the Trustees and officers of the Munder Funds, employees of Munder Capital Management or their family members, retired officers or employees of Munder Capital Management, or investment advisory clients of Munder Capital Management.

A reduced initial investment minimum of $2,500 applies to investments made by (i) clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds, or (ii) clients in wrap-fee programs or other asset-based advisory fee programs of broker-dealers, where the broker-dealer has entered into a written agreement with the Munder Funds to offer Class Y shares through the applicable program.

We reserve the right to waive any investment minimum if the Fund determines that doing so would result in a benefit to Fund shareholders.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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